Exhibit 10.12

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, this “Agreement”), dated as of June 9, 2016, is made by and among the undersigned parties on the signature page hereto and Nexeo Solutions, Inc. (formerly, WL Ross Holding Corp.), a Delaware corporation (the “Company”).

RECITALS

WHEREAS, on the date hereof, the Company has entered into that certain Agreement and Plan of Merger, as amended by Amendment No. 1 to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), among the Company, Neon Acquisition Company LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Blocker Merger Sub”), Neon Holding Company LLC, a Delaware limited liability company and a wholly owned subsidiary of Blocker Merger Sub (“Company Merger Sub”), Nexeo Solutions Holdings, LLC, a Delaware limited liability company (“NS Holdings”), TPG Accolade Delaware, L.P., a Delaware limited partnership (“Blocker”), and Nexeo Holdco, LLC, a Delaware limited liability company (“New Holdco”), pursuant to which (x) Blocker Merger Sub will merge with and into Blocker and (y) Company Merger Sub will merge with and into NS Holdings (the mergers contemplated by clauses (x) and (y), together, the “Mergers”);

WHEREAS, each of the undersigned parties hereto has entered into a subscription agreement with the Company, in each case dated June 6, 2016 (each, a “Subscription Agreement” and collectively the “Subscription Agreements”) that contemplate that the Company shall grant to Holders certain registration rights with respect to the Advisor Shares to be transferred to each of the Holders pursuant to the applicable Subscription Agreement.

WHEREAS, on the date hereof, the parties desire to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information which, in the Board of Directors’ good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Advisor Shares” means shares of common stock to be transferred to the Advisors pursuant to the Subscription Agreements.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For these purposes, “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided that no party hereto shall be deemed an Affiliate of the Company or any of its subsidiaries for purposes of this Agreement.

“Agreement” has the meaning set forth in the preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Common Stock” means the shares of common stock of the Company, including the Advisor Shares and any shares of common stock of the Company issuable upon the exercise of any warrant or other right to acquire shares of common stock of the Company.

“Company” has the meaning set forth in the preamble.

“Company Shares” means the shares of common stock or other equity securities of the Company, including the Advisor Shares, and any securities into which such shares of common stock or other equity securities shall have been changed or any securities resulting from any reclassification or recapitalization of such shares of common stock or other equity securities.

“CSD” means Chemical Specialists and Development, Inc. and related entities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means any holder of Registrable Securities who is an undersigned party on the signature page hereto (or any party who succeeds to rights hereunder pursuant to Article III).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Loss” has the meaning set forth in Section 2.4(a).

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“New Holdco” has the meaning set forth in the recitals.

“Person” means any individual, partnership, limited liability company, corporation, trust, association, estate, unincorporated organization or a government or any agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any Advisor Shares and any securities held by any Holder that may be issued or distributed or be issuable in respect of such Advisor Shares or any other shares of common stock of the Company held by any Holder by way of dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities have been sold to the public pursuant to Rule 144 under the Securities Act of 1933, as amended, or any analogous or successor rule or regulation (“Rule 144”) or (iii) such Registrable Securities can be sold in market transactions pursuant to Rule 144 without the need to comply with any volume or manner of sale restrictions set forth therein.

“Registration” means a registration with the SEC of any Company Shares for offer and sale to the public under a Registration Statement. The terms “Register” and “Registering” shall have correlative meanings.

“Registration Expenses” has the meaning set forth in Section 2.3.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Request Date” means each of the following dates until such time as the undersigned’s Advisor Shares cease to be Registrable Securities: (1) the date of the effectiveness of the Registration Statement, (2) each date on which the Registration Statement shall be amended or a new registration statement relating to the Advisor Shares shall become effective, (3) the date on which the Company files any Current Report on Form 8-K which contains financials statements, supporting schedules or other financial data (other than an earnings release or to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K), and (4) the date on which the Company files its Annual Report on Form 10-K or any Quarterly Report on Form 10-Q.

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 2.1(c).

“SHRRA” means that certain Shareholders’ and Registration Rights Agreement, dated March 21, 2016, by and among TPG (as defined therein), WLRS and the Company.

“Transfer” means the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, encumber, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b); and “Transferred,” “Transferee” and “Transferability” shall each have a correlative meaning.

“WLRS” has the meaning set forth in the preamble.

Section 1.2                                    Other Interpretive Provisions.

(a)                           The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)                           The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

(c)                            The term “including” is not limiting and means “including without limitation.”

(d)                           The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)                            Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1                                    Shelf Registration.

(a)                           Filing. As promptly as practicable following the completion of the Mergers, but in any event within fifteen (15) Business Days following the Mergers, the Company shall file with the SEC a Shelf Registration Statement relating to the offer and sale of all Registrable Securities that will permit the Holders of such Registrable Securities to sell such Registrable Securities thereunder. As promptly as practicable thereafter, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act.  The Holders shall furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Shelf Registration Statement.

(b)                           Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder) (such period of effectiveness, the “Shelf Period”).  Subject to Section 2.1(c), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in the Registrable Securities covered thereby not being able to be offered and sold pursuant to the Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

(c)                            Subsequent Shelf Registration.  If the Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Shelf Period, the Company shall use its reasonable best efforts to as promptly as is reasonably practicable cause the Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of the Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend the Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time of the Registrable Securities. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration continuously effective and usable until the end of the Shelf Period. Any such Subsequent Shelf Registration shall be a registration statement on Form S-3 or Form S-1 or another appropriate form (at the option of the Company) and shall provide for the registration of the Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders.

(d)                           Suspension of Registration.  If the continued use of the Shelf Registration Statement (or a Subsequent Shelf Registration) at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt prior written notice of such action to the Holders, suspend use of the Shelf Registration Statements (or a Subsequent Shelf Registration) (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension (i) more than one time during any twelve (12)-month period, or (ii) for a period exceeding ninety (90) days on any one occasion. In the case of a Shelf Suspension, upon receipt of the notice referred to above, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectuses, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Holders may reasonably request. The Company shall, if necessary, supplement or make amendments to any Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Securities then outstanding.

Section 2.2                                    Registration Procedures.

(a)                           In connection with the Company’s Registration obligations under Section 2.1, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(i)                                     prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, furnish to the Holders of the Registrable Securities, copies of all documents prepared to be filed, which documents shall be subject to the review of such Holders and their respective counsel;

(ii)                                  as soon as reasonably practicable file with the SEC a Registration Statement relating to the Registrable Securities, including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statements to become effective under the Securities Act as soon as practicable;

(iii)                               prepare and file with the SEC such amendments and post-effective amendments to such Registration Statements and supplements to the Prospectus or any Issuer Free Writing Prospectus as may be (w) necessary to permit sales to be made pursuant to such Registration Statements, (x) reasonably requested by the Holders of a majority of participating Registrable Securities, (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv)                              notify the participating Holders of Registrable Securities, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement to such Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to such issuer Free Writing Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, such Prospectus, such Issuer Free Writing Prospectus or for additional information (whether before or after the effective date of the Registration Statement), (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable Subscription Agreement cease to be true and correct in all material respects, and (e) of the receipt by the Company of any notification with respect to the suspension of any Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)                                 promptly notify the selling Holder of Registrable Securities when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi)                              use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vii)                           promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the Holders of a majority of any Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(viii)                        furnish to each selling Holder of Registrable Securities, without charge, as many conformed copies as such Holder may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix)                              deliver to each selling Holder of Registrable Securities, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto, each Issuer Free Writing Prospectus and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder (it being understood that the Company shall consent to the use of such Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto or Issuer Free Writing Prospectus);

(x)                                 on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any such selling Holder or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by the terms hereof, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi)                              if requested, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

(xii)                           use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders of the Registrable Securities to consummate the disposition of such Registrable Securities;

(xiii)                        if requested, not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities, and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv)                       cooperate with each seller of Registrable Securities participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xv)                          provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xvi)                       use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(xvii)                    take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xviii)                 take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.1 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(xix)                       take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

(b)                           To the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(c)                            The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder of Registrable Securities agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(d)                           Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2(a)(v), such holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus, as the case may be, contemplated by Section 2.2(a)(v), or until such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or such Issuer Free Writing Prospectus or any amendments or supplements thereto and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or such Issuer Free Writing Prospectus contemplated by Section 2.2(a)(v) or is advised in writing by the Company that the use of the Prospectus may be resumed.

(e)                            If any Registration Statement or comparable statement under the “Blue Sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any “Blue Sky” or securities law then in force, the deletion of the reference to such Holder.

(f)                             With respect to each Request Date, the Company shall:

(i)                                     obtain for delivery to the Holders of Registrable Securities being registered an opinion or opinions from counsel for the Company, including customary negative assurances letters, dated the Request Date in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders and their respective counsel;,

(ii)                                  obtain for delivery to the Company and the undersigned Holders or a broker, placement agent or other agent of the Holder, if any, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, other than other than financial statements of CSD) in customary form and covering such matters of the type customarily covered by cold comfort letters as a broker, placement agent or other agent of the Holder, if any, reasonably request, dated a date within two weeks of any Request Date; provided such Holders deliver the representations required by the Company’s independent certified public accountants, if any, in connection with the delivery of such comfort letters.

(iii)                               make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative of the undersigned and by any attorney, accountant, broker, placement agent or other agent retained by the undersigned, if any, all pertinent financial and other records, pertinent corporate documents and properties of the Company; and

(iv)                              cause certain of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such person in connection with the Request Date as shall be necessary to enable the undersigned to exercise its due diligence responsibility.

(v)                                 obtain for delivery to the Holders of Registrable Securities a certificate of officers of the Company, satisfactory to such Holders as to the accuracy of the representations and warranties of the Company in each of the Subscription Agreements as well as customary representations and warranties as to the accuracy of the Prospectus and the Registration Statement and compliance with securities laws;

(g)                            In addition, the Company shall cooperate with any additional reasonable requests of the undersigned with respect to updating due diligence matters in connection with sale of the Advisor Shares under the Registration Statement, including by making available upon reasonable notice at reasonable times and for reasonable periods a representative of the Company to discuss any material updates to information provided pursuant to Section 2.2(f)(iv); provided that such requests for additional diligence are limited to no more than one per week and are scheduled pursuant to Section 2.2(h).

(h)                           With respect to any diligence items required by Section 2.2(f) and any additional diligence requests pursuant to Section 2.2(h), the undersigned hereto agree to act on a coordinated basis with respect to such diligence efforts and designate a representative appointed by the majority of the Holders of Registrable Securities to schedule any diligence requests pursuant to Section 2.2(f) and Section 2.2(h) with the Company.

(i)                                     Any Persons gaining access to information regarding the Company pursuant to this Section 2.2 shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company which the Company determines in good faith to be confidential, and of which determination such Person is notified, until such information is publicly disclosed or unless (v) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental or regulatory entity, subpoena or similar process including, without limitation, requests of bank and securities examiners), (w) disclosure of such information, based on the advice of counsel to such Person, is otherwise required by law, rule or regulation, (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (z) such information is independently developed by such Person. Notwithstanding the foregoing, such Persons may (i) disclose information regarding the Company to their affiliates and their respective employees, officers, directors, agents, legal counsel, accountants, auditors and other representatives and advisors and (ii) retain such information in order to assert any defenses pursuant to applicable U.S. securities laws that may become necessary.

Section 2.3                                    Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration and (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). All such expenses are referred to herein as “Registration Expenses.”

Section 2.4                                    Indemnification.

(a)                           Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, each shareholder, member, limited or general partner thereof, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including reports and other documents filed under the Exchange Act or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or any Issuer Free Writing Prospectus in light of the circumstances under which they were made) not misleading or (iii) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder.

(b)                           Indemnification by the Selling Holder of Registrable Securities. Each selling Holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid by such Holder pursuant to Section 2.4(d).

(c)                            Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (w) the indemnifying party has agreed in writing to pay such fees or expenses, (x) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (y) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (z) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party, without the written consent of such indemnified party, shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.4(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)                           Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.4 is unavailable to an indemnified party (other than as a result of exceptions contained in paragraphs (a) and (b) of this Section 2.4) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.4(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 2.4(a) and 2.4(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.4(d), in connection with any Registration Statement filed by the Company, a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such holder under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 2.4(b). If indemnification is available under this Section 2.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.4(a) and 2.4(b) hereof without regard to the provisions of this Section 2.4(d). The remedies provided for in this Section 2.4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 2.5                                    Rules 144 and 144A and Regulation S.

(a)                           The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(b)                           If requested, the Company shall cooperate with the Holders of Registrable Securities (or securities that would be Registrable Securities but are eligible to be sold under Rule 144) to facilitate the timely preparation and delivery of certificates representing such Registrable Securities and not bearing any restrictive legends (including the delivery of any required opinions to the applicable transfer agent).

Section 2.6                                    Termination. The registration rights provided for in this Article II shall terminate upon the earlier of the sale, transfer, or forfeiture, as applicable, of all Registrable Securities, except for the provisions of Section 2.4, which shall survive any such termination.

Section 2.7                                    Notification. As promptly as practicable, each Holder of Registrable Securities shall notify the Company when all of such Holder’s Registrable Securities have been sold.

Section 2.8                                    Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed registration statement may be amended to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other registration statements by or at a specified time and the Company has, in lieu of then filing such registration statements or having such registration statements become effective, designated a previously filed or effective registration statement as the relevant registration statement for such purposes in accordance with the preceding sentence, such references shall be construed to refer to such designated registration statement.

ARTICLE III
GENERAL PROVISIONS

Section 3.1                                    Assignment; Benefit.

(a)                           The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto; provided, that any Holder may, without notice to the Company, assign its rights and obligations under this Agreement to any other registered broker-dealer affiliate to which all or substantially all of such Holder’s investment banking or related business may be transferred following the date of this Agreement. Any such assignee may not again assign those rights, other than in accordance with this Article III. Any attempted assignment of rights or obligations in violation of this Article III shall be null and void.

(b)                           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, and there shall be no third-

party beneficiaries to this Agreement other than the indemnitees under Section 2.4 and the TPG Representative under Section 3.3(a).

Section 3.2                                    Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent provided by law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.3                                    Entire Agreement; Amendment.

(a)                           This Agreement, the SHRRA, the Subscription Agreements and any schedules, exhibits, annexes with respect to the foregoing, sets forth the entire understanding and agreement between the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. No provision of this Agreement may be amended, modified or waived in whole or in part at any time without the express written consent of the Company, the Majority Holders and, for so long as TPG (as defined in the SHRRA) has consent rights with respect to the entry by the Company into new registration rights agreements under Section 4.6 of the SHRRA, the TPG Representative (as defined in the SHRRA), which consent shall not be unreasonably withheld.

(b)                           No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the party against whom such waiver is claimed. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(c)                            Notwithstanding the foregoing, Lazard Freres & Co. LLC (“Lazard”) may elect to enter into this Agreement, so long as Lazard executes and delivers a joinder to this Agreement, in form and substance reasonably satisfactory to the Company, agreeing to become a “Holder” for all purposes of this Agreement, except as otherwise provided in such joinder.

Section 3.4                                    Counterparts. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

Section 3.5                                    Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery (and such notice shall be deemed to have been duly given, made or delivered (a) on the date received, if delivered by personal hand delivery, (b) on the date received, if delivered by facsimile transmission, by electronic mail or by registered first-class mail prior to 5:00 p.m. prevailing local time on a Business Day, or if delivered after 5:00 p.m. prevailing local time on a Business Day or on other than a Business Day, on the first Business Day thereafter and (c) two (2) Business Days after being sent by air courier guaranteeing overnight delivery), addressed to the parties hereto at the following addresses (or at such other address for a party hereto as shall be specified by like notice):

if to the Undersigned Parties, to:

Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629  Facsimile: (22) 325-4296  Attention: GC-IBCM

Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, New York 10005, Attention: Equity Capital Markets — Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, New York 10005, Attention: General Counsel, fax: (212) 797-4561

Merrill Lynch, Pierce, Fenner & Smith Incorporated, at One Bryant Park, New York, New York 10036, attention of Syndicate Department (facsimile: (646) 855-3073), with a copy to ECM Legal (facsimile: (212) 230-8730)

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attn: Michael Kaplan

if to the Company to:

Nexeo Solutions, Inc.

3 Waterway Square Place #1000

The Woodlands, TX 77380

Telecopy: (281) 297-5221

Attention: Michael Farnell

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

1001 Fannin St. Suite 2300

Houston, TX 77002

Telecopy: (713) 615-5234

Attention: Sarah Morgan

Section 3.6            Governing Law. THIS AGREEMENT AND ANY RELATED DISPUTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

Section 3.7            Jurisdiction. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFORE) THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. ANY ACTIONS OR PROCEEDINGS TO ENFORCE A JUDGMENT ISSUED BY ONE OF THE FOREGOING COURTS MAY BE ENFORCED IN ANY JURISDICTION.

Section 3.8            Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO WAIVES, AND COVENANTS THAT SUCH PARTY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH THE DEALINGS OF ANY PARTY HERETO OR THE COMPANY IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company or any party hereto may file an original counterpart or a copy of this Section 3.8 with any court as written evidence of the consent of the parties hereto to the waiver of their rights to trial by jury.

Section 3.9            Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

NEXEO SOLUTIONS, INC.

By:	/s/ Michael B. Farnell, Jr.
Name:	Michael B. Farnell, Jr.
Title:	Executive Vice President and Chief Legal Officer

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

UNDERSIGNED PARTIES

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Cary H. Thompson
Name:	Cary H. Thompson
Title:	Managing Director

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

UNDERSIGNED PARTIES

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Niron Stabinsky
Name:	Niron Stabinsky
Title:	Managing Director

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

UNDERSIGNED PARTIES

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Mahesh Srinivasan
Name:	Mahesh Srinivasan
Title:	Director

By:	/s/ Francis Windels
Name:	Francis Windels
Title:	Managing Director

[Signature page to Registration Rights Agreement]